UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 13, 2020

Acacia Diversified Holdings, Inc.

Texas	1-14088	75-2095676
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13575 58th Street North - #138 Clearwater, FL 33760

(Address of Principal Executive Offices)

(727) 678-4420

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On March 31, 2020, the Company issued 1,475,000 shares of the Company’s Series B Convertible Preferred Stock (the “Preferred Stock”) to ORCIM Financial Holdings, LLC (“OFH”). Each share of the Preferred Stock has fifty (50) votes per share and may be converted into fifty (50) $0.001 par value common shares. As of March 31, 2020, the Company had 43,290,331 shares of its common stock issued and outstanding. There were no other shares of any capital stock outstanding except for the common stock and Preferred Stock. As the result of the issuance of the Preferred Stock, OFH has voting control over the Company with 73,750,000 votes on all matters submitted to stockholders for a vote.

OFH is a limited liability company domiciled in Maryland. OFH is controlled by Mr. Jeffery D. Bearden, who owns 100% of the membership interests of OFH. The Preferred Stock was acquired by OFH in exchange for its agreement to assume the debt of the Company in the approximate amount of $450,000. The funds to satisfy the outstanding debt of the Company were acquired by OFH through a loan from a hedge fund entity known as Geneva Capital.

Item 5.02  Appointment of Directors or Certain Officers

On March 31, 2020, Mr. Larnell C. Simpson, Jr., age 47, was appointed as a director for Acacia Diversified Holdings, Inc. (the “Company”). Mr. Simpson also was appointed to the position of Vice President.

Mr. Simpson is a senior-level global business executive with over 20 years of demonstrated experience and success in implementing corporate strategic plans, visionary marketing, branding, and business development programs within domestic and international markets. Mr. Simpson is able to translate complex business challenges into manageable concepts. Based upon substantial business experience set forth below, including but not limited to, Mr. Simpson’s ability to consult and provide leadership in various regulated areas of business, the Company principals believe that Mr. Simpson is well suited to serve as an officer and director for the Company.

From 2015 to the present, Mr. Simpson has been employed by Sedulity Consulting in Frederick, Maryland, where he served as president and lead consultant. In these positions, he has engaged in medical and information technology regulatory affairs consulting, business development as well as state and local government lobbying. From 2017 to the present, Mr. Simpson has also been employed by DayleCorp. in Frederick Maryland, where he has been involved with personal security, independent investigation and physical security consulting. From 2018 to the present, Mr. Simpson has also been employed by Heritage Training and Shooting Center in Frederick Maryland. In that employment, he has engaged in personal group firearms instruction along with gun range safety instructions and directions. Mr. Simpson is also a part owner of LinLar LLC, a limited liability company which has been granted a conditional Medical Marijuana Dispensary License in the state of Maryland as of December 2016.

Currently, Mr. Simpson also serves as an independent consultant who partners with CEOs, executives, and other brand leaders to overcome regulatory and compliance challenges in the Healthcare and Information Technology industries. Mr. Simpson’s current role includes guiding customers to initial compliance and helping regulatory bodies establish practical oversight standards.

Formerly, Mr. Simpson served as Director of Marketing and Medical Affairs for the American Association for Laboratory Accreditation where he directed all marketing related efforts and led the organization to the attainment of Centers for Medicare and Medicaid Services Deemed status, a feat that has not been accomplished by any organization in over twenty years. With his accomplishment, Mr. Simpson becomes the only individual to-date to successfully lead an organization to dual recognition by both the International Laboratory Accreditation Cooperation (ILAC) and Centers for Medicaid and Medicare Services (CMS).

Mr. Simpson has also provided the Maryland General Assembly with expert consultative directives regarding the standardization of marijuana growers, dispensaries, and producers in accordance with ISO/IEC 17025 and ISO/IEC 15189 standards. In addition, Mr. Simpson advised the Maryland General Assembly on best practice regarding standardization of forensic and crime scene labs and the importance of accreditation for counties in the State of Maryland. In early 2015, Mr. Simpson assisted Governor Hogan’s’ Transition Team with creating directives for the standardization of forensic labs in the State of Maryland.

Mr. Simpson holds a BS in Global Business Administration from Bellevue University and an Executive MBA in Cybersecurity/Data Analytics from The George Washington University.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by the fact that they do not relate strictly to historical or current facts. Examples of these statements include, but are not limited to, statements regarding the anticipated impact of the COVID-19 outbreak on travel and physical locations, the anticipated impact of such outbreak on our results of operations, and possible effect of the postponement and cancellation of trade shows and events on our overall revenues. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These risks and uncertainties include, but are not limited to, the effects of the COVID-19 outbreak, including levels of consumer, business and economic confidence generally. The duration of the COVID-19 outbreak and severity of such outbreak, the pace of recovery following the COVID-19 outbreak, the effect on our supply chain, our ability to implement cost containment and business recovery strategies; and the adverse effects of the COVID-19 outbreak on our business or the market price of our common stock and the risk factors described in our Annual Report on Form 10-K for the year ended December 31, 2018 and our subsequent filings with the U.S. Securities and Exchange Commission, including subsequent quarterly reports on Forms 10-Q and current reports on Form 8-K are uncertain. Except as required by law, the Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACACIA DIVERSIFIED HOLDINGS, INC.

Date: May 13, 2020
	By:	/s/ Larnell C. Simpson, Jr.
Larnell C. Simpson, Jr.,
Vice President